LETTER TO THE SHAREHOLDERS OF JPM PIERPONT SHARES: TAX AWARE U.S. EQUITY FUND

May 30, 1997

Dear Shareholder:

Tax Aware U.S. Equity Fund uses a proprietary tax aware model to seek to minimize capital gains distributions from a portfolio of the U.S. market's "most undervalued" stocks, as identified by Morgan research. A December 18, 1996 launch date meant that the Fund initially pursued its investment strategy in an extended bull market that would soon give signs it might be drawing to a close.

U.S. large capitalization stocks got off to a flying start in 1997, following one of the largest two-year upswings in 40 years for the S&P 500 Index. Fueling a narrowly focused 6.25% Index rise for January were optimism regarding fourth quarter corporate earnings (amid a 3.9% annualized GDP growth rate), as well as a record level of new assets committed to equity mutual funds from 401(k), defined contribution, and bonus investing. The seemingly relentless advance of the Index slowed to 0.78% in February, largely in reaction to Congressional testimony by Federal Reserve Chairman Alan Greenspan that suggested market overvaluation. Paired with declining mutual fund inflows, the Fed's late March short-term rate increase (which suggested that U.S. bond investments might become more attractive in relative terms) helped trigger a resurgence in market volatility. This, in turn, limited the S&P 500 to a modest 2.68% first quarter advance. Within a month, however, U.S. large cap equities had managed to stage a dramatic 5.97% comeback, thanks to a "Nirvana Channel" of low inflation, low unemployment, and a strong economy that was extremely favorable for stocks.

Given these market challenges, we are pleased to report that the Fund's JPM Pierpont Shares made a "strong break from the gate," providing a solid absolute return of 7.82% from inception (as calculated from December 31, 1996) through April 30, 1997 (the Fund's first fiscal year end will be October 31, 1997). This performance was considerably ahead of the 4.64% return posted over the same period by Fund competitors included in the Lipper Growth and Income Average. While the Fund did underperform the S&P 500's 8.81% return, we feel it should be noted that the Fund's benchmark is an unmanaged index whose performance does not include fees or operating expenses and is not available to individual and/or institutional investors.

The Fund's net asset value increased from $10.00 per share at inception (December 18, 1996) to $10.89 at April 30, 1997 after making distributions during the reporting period of $0.01 from ordinary income. The Fund's net assets stood at $13.8 million at the end of the period under review.

--------------------------------------------------------------------------------
    Table of contents

    Letter to the shareholders........................1
    Fund performance..................................2
    Portfolio manager Q&A.............................3
    Fund facts and highlights.........................6
    Special fund-based services.......................7
    Financial statements..............................9
--------------------------------------------------------------------------------

The report that follows includes a portfolio manager Q&A with Terry E. Banet, a member of the portfolio management team. This interview is designed to answer commonly asked questions about the Fund, elaborate on what happened during the reporting period, and provide an outlook for the months ahead.

As we go forward, we welcome your comments, questions, or any suggestions on how we can improve your financial reports. Please call J.P. Morgan Funds Services, toll free, at (800) 521-5411.

Sincerely yours,

/s/ Evelyn E. Guernsey

Evelyn E. Guernsey
J.P. Morgan Funds Services


FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows you what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change in a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE                                      TOTAL RETURNS
                                                 ------------------------------
                                                 ONE       THREE   SINCE
AS OF APRIL 30, 1997                             MONTH     MONTHS  INCEPTION*
--------------------------------------------------------------------------------
JPM Pierpont Shares: Tax Aware U.S. Equity Fund  4.61%     0.74%     7.82%
S&P 500                                          5.97%     2.41%     8.81%
Lipper Growth and Income Average                 3.54%     0.32%     4.64%

AS OF MARCH 31, 1997
--------------------------------------------------------------------------------
JPM Pierpont Shares: Tax Aware U.S. Equity Fund -3.97%     3.07%     3.07%
S&P 500                                         -4.11%     2.68%     2.68%
Lipper Growth and Income Average                -3.54%     1.06%     1.06%


*12/18/96 -- COMMENCEMENT OF OPERATIONS (TOTAL RETURNS BASED ON MONTH-END FOLLOWING INCEPTION). THE FUND'S TOTAL RETURN SINCE ITS COMMENCEMENT OF OPERATIONS ON 12/18/96 IS 9.02%.
PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA. ALTHOUGH BENCHMARK RETURNS ARE GATHERED FROM RELIABLE SOURCES, DATA ACCURACY AND COMPLETENESS CANNOT BE GUARANTEED.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with TERRY E. BANET, who is a member of the portfolio management team for the Tax Aware U.S. Equity Fund. Since joining Morgan in 1985, Terry has done extensive work in product development for the firm's U.S. and international clients and was key in helping to develop Morgan's tax aware equity process. A member of Morgan's Equity and Balanced Accounts Group, Terry earned an undergraduate degree in accounting from Lehigh University and an MBA from Wharton.This interview was conducted on May 28, 1997 and reflects Terry's views on that date.

THE TAX AWARE U.S. EQUITY FUND HAS GOTTEN OFF TO AN IMPRESSIVE START -- SIGNIFICANTLY OUTPERFORMING ITS LIPPER COMPETITORS DURING ITS FIRST FOUR MONTHS OF OPERATION. HOW NEATLY DID THE FUND'S INVESTMENT STRATEGY DOVETAIL WITH THE INCREASED MARKET VOLATILITY SEEN DURING THIS PERIOD?

TEB: We want the Fund to add long-term value in the large cap market -- but not to have it assume imprudent levels of risk in the hope of achieving impressive short-term performance. Since it is built for the long haul, our strategy of combining informed selection of stocks Morgan has identified as "most undervalued" with portfolio trades that seek to dampen capital gains distributions should ideally perform well, regardless of the prevailing market environment. This is consistent with our belief that attractive investment opportunities are always out there, and that Morgan's in-depth research can help us find them.

Having said that, however, we've been excited by the market's increased volatility levels, which are really not that extreme when viewed in historical terms. There's no question that large price swings can often be a headache for investors who own only a handful of stocks. But since the Fund's portfolio is diversified as a way to spread out risk, we view amplified volatility as a boon to our strategy since it increases short-term mispricings across market sectors. Our experience has been that the more unstable prices become, the more opportunities we will have to purchase cheap stocks in companies that have strong fundamentals.

THE TAX AWARE MODEL SEEKS TO OFFSET CAPITAL GAINS WITH CAPITAL LOSSES FROM THE SALE OF STOCKS THAT HAVE DECLINED IN PRICE SINCE BEING PURCHASED BY THE FUND. HOW HAVE YOU UTILIZED THIS STRATEGY IN THE FUND'S BRIEF LIFE SINCE INCEPTION?

TEB: As you may recall, March was a particularly heady month in terms of resurgent market volatility. In this environment, some of the equity securities that Morgan research had identified as undervalued experienced significant price declines. In cases where we believed that companies' long-term fundamentals had changed, the management team sold the stocks from the Fund's portfolio and "banked" the capital losses that had resulted from their price depreciation. These losses have yet to be offset, in an effort to limit short-term gains during the initial three months of the Fund.

WHERE WAS STOCK SELECTION MOST SUCCESSFUL IN THE FUND'S LARGELY SECTOR-NEUTRAL APPROACH?

TEB: The Fund shares Morgan's commitment to adding value through individual stock selection, rather than by pursuing large sector bets. For the period under review, the Fund's holdings outperformed their benchmark counterparts in nine out of the nineteen industry sectors into which we divide the S&P 500. The economic sectors used by the portfolio management team differ slightly from the stock groupings shown in the Schedule of Investments.

The Fund was very successful in relative terms within the market's drug, telephone, and utilities sectors. Selections in these sectors rose 24.9%, 7.0%, and 3.0%, respectively, versus Index advances of 14.7%, 1.9%, and -4.9%, respectively.

Portfolio holdings that were particularly effective in enhancing overall Fund returns included WARNER LAMBERT CO. (drugs), which rose 31.8% for the period as its new cholesterol-reducing drug, Lipitor, continued to gain market share. TYCO INTERNATIONAL, LTD. (multi-industry) moved forward 15.5% on improving profit margins, PERKIN ELMER CORP. (health services) rose 23.7% on news of a corporate restructuring that was widely expected to improve manufacturing efficiencies. PROCTER & GAMBLE CO. (consumer stable, up 17.7%) continued to convince investors it is one of the best-managed companies in its sector, with solid upside potential thanks to its large brand name roster.


WHERE DID FUND PERFORMANCE LAG?

TEB: A "sin of omission" proved to be the biggest detractor from the Fund's relative performance for the period. We decided not to hold technology leader Microsoft in the portfolio, only to see the stock climb an impressive 47.1%. Morgan research had identified Microsoft as overvalued. Also detracting from overall returns was PAGING NETWORK, INC. (services), which declined -54.3% for the period on concerns about pricing pressures and competition in the core business as well as delays and, later, only limited acceptance of its new Voice Now product.

Shareholders should note that the Fund will generally continue to hold stocks that have experienced short-term downturns, provided we remain convinced the company's underlying fundamentals remain strong. A good case in point is CISCO SYSTEMS, INC. (data processing/electronics), which was a significant drag to overall Fund performance for the period. Reasons for this disappointing performance included concern on Wall Street of a slowdown in technology spending along with increased competition from consolidation in the computer networking sector. Since our continued research of Cisco Systems did nothing to change our favorable view of the company, we used the stock's price decline as a buying opportunity for the Fund and went on to overweight the security in the portfolio. This decision has been rewarded in May as Cisco Systems became one of the market's most visible "comeback kids."

Taking the larger view, our stock selection detracted from overall returns in nine of the nineteen sectors into which we divide the S&P 500. Holdings in the services sector had the greatest negative impact on relative performance as selections in this sector returned -9.0% for the period versus a 7.9% return for services stocks included in the benchmark.

WHY IS YOUR MANAGEMENT TEAM FINDING THE SERVICES SECTOR SO CHALLENGING?

TEB: Services stocks are a tough nut to crack because the sector encompasses so many industries. I think it's safe to say that the strategy's success will only be improved when we combine the ability to identify stocks within sectors that are cheap in relative terms with the ability to identify cheap service industries.

The stocks we identified as cheap on a long-term basis belonged to industries -- gaming, cable, and tele-communications -- that were generally out of favor. Investor sentiment toward a service sector industry sometimes takes longer to turn around than sentiment toward a specific stock in an industry already viewed favorably by Wall Street. We believe that investors are waiting for more than one company to report a positive earnings surprise before becoming bullish on service sector stocks. Meanwhile, the Fund has held positions in the service sector stocks for only a brief period, and we are confident things should turn around for them soon.

MORGAN'S ECONOMIC OUTLOOK FOR THE NEXT TWO YEARS CALLS FOR GDP GROWTH AT TREND-LIKE LEVELS FOR THE REST OF 1997, FOLLOWED BY A SLOWDOWN IN 1998. HOW DO YOU EXPECT TO POSITION THE FUND IN THIS CHANGING ENVIRONMENT?

TEB: As I've mentioned, we hope that the Fund will perform well in all market environments -- and we believe that maintaining a consistent market-neutral investment strategy is the best way to achieve attractive long-term results in both relative and absolute terms. Going forward, we will continue to rely on Morgan's in-depth proprietary research as a way to identify and purchase stocks within market sectors that appear to be undervalued based on their long-term potential earnings power.

FUND FACTS


INVESTMENT OBJECTIVE
Tax Aware U.S. Equity Fund seeks to provide high total return, while being sensitive to the impact of capital gains taxes on investors' returns. The Fund is designed for long-term taxable investors who are interested in minimizing taxable distributions. The Fund invests primarily in common stocks and other equity securities of large and medium-sized U.S. companies.

--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
12/18/96

--------------------------------------------------------------------------------
NET ASSETS AS OF 4/30/97
$13,762,997

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE
12/24/97


EXPENSE RATIO
The Fund's current annualized expense ratio of 0.85% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales or exchange fees; however, shares held less than five years are subject to redemption fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund. Fund redemption fees are waived when shares worth over $250,000 are redeemed in kind from the Fund. Shareholders owning more than 5% of the Fund's outstanding shares should consult "Redemption of Shares" in the Prospectus.

FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 1997

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

CONSUMER GOODS 24.3%
HEALTH CARE 12.7%
INDUSTRIAL 12.7%
FINANCE 12.0%
TECHNOLOGY 11.7%
ENERGY 9.6%
UTILITIES 7.7%
BASIC INDUSTRIES 7.5%
TRANSPORTATION 1.6%
SHORT-TERM HOLDINGS 0.2%

LARGEST EQUITY HOLDINGS                % OF TOTAL INVESTMENTS
--------------------------------------------------------------------------------

PROCTER & GAMBLE CO. (HOUSEHOLD PRODUCTS)             3.4%
WARNER-LAMBERT CO. (PHARMACEUTICALS)                  3.1%
EXXON CORP. (OIL PRODUCTION)                          3.0%
ALLIEDSIGNAL, INC. (DIVERSIFIED MANUFACTURING)        2.7%
ALLEGHENY TELEDYNE, INC. (METALS & MINING)            2.2%
E.I. DU PONT DE NEMOURS & CO. (CHEMICALS)             2.2%
NATIONSBANK CORP. (FINANCIAL SERVICES)                1.9%
RALSTON PURINA CO. (FOOD, BEVERAGES & TOBACCO)        1.9%
MCI COMMUNICATIONS CORP. (TELEPHONE)                  1.8%
FIRST CHICAGO NBD CORP. (BANKING)                     1.8%

SPECIAL FUND-BASED SERVICES


PIERPONT ASSET ALLOCATION SERVICE (PAAS)
For many investors, a diversified portfolio -- including short-term instruments, bonds, and stocks -- can offer an excellent opportunity to achieve one's investment objectives. PAAS provides investors with a comprehensive management program for their portfolios. Through this service, investors can:

* create and maintain an asset allocation that is specifically targeted at meeting their most critical investment objectives;

* make ongoing tactical adjustments in the actual asset mix of their portfolios to capitalize on shifting market trends;

* make investments through The JPM Pierpont Funds, a family of diversified mutual funds.

PAAS is available to clients who invest a minimum of $500,000 in The JPM Pierpont Funds.

IRA MANAGEMENT SERVICE
As one of the few remaining investments that can help your assets grow tax-deferred until retirement, the IRA enables more of your dollars to work for you longer. Morgan offers an IRA Rollover plan that helps you to build well-balanced long-term investment portfolios, diversified across a wide array of mutual funds. From money markets to emerging markets, The JPM Pierpont Funds provide an excellent way to help you accumulate long-term wealth for retirement.

KEOGH
In early 1995, Morgan introduced a Keogh program for its clients. Keoghs provide another excellent vehicle to help individuals who are self-employed or are employees of unincorporated businesses to accumulate retirement savings. A Keogh is a tax-deferred pension plan that can allow you to contribute the lesser of $30,000 or 25% of your annual earned gross compensation. The JPM Pierpont Funds can help you build a comprehensive investment program designed to maximize the retirement dollars in your Keogh account.

FUNDS DISTRIBUTOR, INC. IS THE DISTRIBUTOR FOR SHARES OF TAX AWARE U.S. EQUITY FUND (THE "FUND").

MORGAN GUARANTY TRUST OF NEW YORK ("MORGAN") SERVES AS INVESTMENT ADVISOR AND MAKES FUND SHARES AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT FOR CUSTOMERS. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND CAN FLUCTUATE, SO AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance data quoted herein represent past performance. Please remember that past performance is not a guarantee of future results. Fund returns are net of fees and assume the reinvestment of Fund distributions and reflect the reimbursement of certain Fund expenses as described in the Prospectus. Had expenses not been subsidized, returns would have been lower. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinions expressed herein are based on current market conditions and are subject to change without notice.

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES OF THE PROSPECTUS BY CALLING
(800) 521-5411.

TAX AWARE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
COMMON STOCKS (100.0%)
BASIC INDUSTRIES (7.5%)
CHEMICALS (3.2%)
E.I. Du Pont De Nemours & Co.....................        2,800   $    297,150
Union Carbide Corp...............................        2,800        139,650
                                                                 ------------
                                                                      436,800
                                                                 ------------

FOREST PRODUCTS & PAPER (0.8%)
Temple-Inland, Inc...............................        2,000        111,000
                                                                 ------------

METALS & MINING (3.5%)
Allegheny Teledyne, Inc..........................       11,500        306,187
Aluminum Company of America (ALCOA)..............        2,500        174,687
                                                                 ------------
                                                                      480,874
                                                                 ------------
  TOTAL BASIC INDUSTRIES.........................                   1,028,674
                                                                 ------------

CONSUMER GOODS & SERVICES (24.3%)
BROADCASTING & PUBLISHING (3.0%)
R.R. Donnelley & Sons Co.........................        4,900        167,825
TCI Satellite Entertainment,
  Inc. - A+......................................        1,300          9,831
Tele-Communications TCI, Series A+...............       14,100        194,756
U.S. West, Inc. Media Group+.....................        2,400         41,400
                                                                 ------------
                                                                      413,812
                                                                 ------------

ENTERTAINMENT, LEISURE & MEDIA (2.5%)
Circus Circus Enterprises, Inc.+.................        3,600         86,850
Mirage Resorts, Inc.+............................        1,500         30,187
Time Warner Inc..................................        5,100        229,500
                                                                 ------------
                                                                      346,537
                                                                 ------------

FOOD, BEVERAGES & TOBACCO (8.4%)
General Mills, Inc...............................        3,000        186,000
Kellogg Co.......................................        1,300         90,675
PepsiCo., Inc....................................        6,400        223,200
Philip Morris Companies, Inc.....................        5,700        224,437
Ralston Purina Co................................        3,100        255,362
Unilever NV (ADR)................................          900        176,625
                                                                 ------------
                                                                    1,156,299
                                                                 ------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------

HOUSEHOLD APPLIANCES FURNISHINGS (0.4%)
Black & Decker Corp..............................        1,700   $     56,950
                                                                 ------------

HOUSEHOLD PRODUCTS (3.4%)
Procter & Gamble Co..............................        3,700        465,275
                                                                 ------------

RETAIL (5.5%)
Circuit City Stores, Inc. - Circuit City Group...        3,700        146,612
Federated Department Stores, Inc.+...............        4,900        166,600
Nine West Group, Inc.+...........................        1,300         51,512
Toys 'R' Us, Inc.+...............................        6,200        176,700
Wal-Mart Stores, Inc.............................        7,600        214,700
                                                                 ------------
                                                                      756,124
                                                                 ------------

TEXTILES (1.1%)
Fruit of the Loom Inc.+..........................        4,200        151,200
                                                                 ------------
  TOTAL CONSUMER GOODS & SERVICES................                   3,346,197
                                                                 ------------

ENERGY (9.6%)
OIL-PRODUCTION (9.6%)
Anadarko Petroleum Corp..........................        1,500         82,312
British Petroleum Co. (ADR)......................        1,800        247,725
Exxon Corp.......................................        7,200        407,700
Mobil Corp.......................................          800        104,000
Royal Dutch Petroleum Co. (ADR)..................          900        162,225
Tosco Corp.......................................        7,900        234,037
Valero Energy Corp...............................        2,500         87,813
                                                                 ------------
  TOTAL ENERGY...................................                   1,325,812
                                                                 ------------

FINANCE (12.1%)
BANKING (5.5%)
Banc One Corp....................................          700         29,663
First Chicago NBD Corp...........................        4,500        253,125
First Union Corp.................................        1,000         84,000
Fleet Financial Group, Inc.......................        2,000        122,000
NationsBank Corp.................................        4,400        265,650
                                                                 ------------
                                                                      754,438
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
FINANCIAL SERVICES (4.3%)
Dean Witter Discover & Co........................        4,000   $    153,000
Edwards (A.G.), Inc..............................        2,900        101,500
Federal National Mortgage Association............        3,000        123,375
First USA, Inc...................................        2,800        134,750
Salomon, Inc.....................................        1,500         75,000
                                                                 ------------
                                                                      587,625
                                                                 ------------

INSURANCE (2.3%)
Financial Security Assurance Holdings Ltd........        5,500        178,063
Providian Corp...................................        2,300        132,825
                                                                 ------------
                                                                      310,888
                                                                 ------------
  TOTAL FINANCE..................................                   1,652,951
                                                                 ------------

HEALTH CARE (12.8%)
HEALTH SERVICES (4.3%)
Humana, Inc.+....................................        8,200        178,350
Perkin-Elmer Corp................................        3,200        232,400
United Healthcare Corp...........................        3,700        179,913
                                                                 ------------
                                                                      590,663
                                                                 ------------

PHARMACEUTICALS (8.5%)
Alza Corp.+......................................        4,900        143,325
American Home Products Corp......................        2,900        192,125
Bristol-Myers Squibb Co..........................        2,100        137,550
Pfizer, Inc......................................        1,500        144,000
Schering-Plough Corp.............................        1,600        128,000
Warner-Lambert Co................................        4,300        421,400
                                                                 ------------
                                                                    1,166,400
                                                                 ------------
  TOTAL HEALTH CARE..............................                   1,757,063
                                                                 ------------

INDUSTRIAL PRODUCTS & SERVICES (12.7%)
BUILDING MATERIALS (0.6%)
USG Corp.+.......................................        2,400         82,200
                                                                 ------------

DIVERSIFIED MANUFACTURING (10.5%)
AlliedSignal, Inc................................        5,200        375,700
Cooper Industries, Inc...........................        4,200        193,200
General Electric Co..............................        1,700        188,488
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
DIVERSIFIED MANUFACTURING (CONTINUED)
Johnson Controls, Inc............................        6,200   $    237,925
Tyco International Ltd...........................        3,800        231,800
Xerox Corp.......................................        3,500        215,250
                                                                 ------------
                                                                    1,442,363
                                                                 ------------

ELECTRICAL EQUIPMENT (0.9%)
Grainger (W.W.), Inc.............................        1,700        128,138
                                                                 ------------

POLLUTION CONTROL (0.7%)
WMX Technologies, Inc............................        3,500        102,813
                                                                 ------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                   1,755,514
                                                                 ------------

TECHNOLOGY (11.6%)
AEROSPACE (1.8%)
Boeing Co........................................        2,500        246,563
                                                                 ------------

COMPUTER PERIPHERALS (1.6%)
EMC Corp.+.......................................        3,400        123,675
Read-Rite Corp.+.................................        3,900        101,156
                                                                 ------------
                                                                      224,831
                                                                 ------------

COMPUTER SOFTWARE (0.7%)
Autodesk, Inc....................................        2,700         96,356
                                                                 ------------

COMPUTER SYSTEMS (2.4%)
International Business Machines Corp.............          900        144,675
Sun Microsystems, Inc.+..........................        6,400        184,400
                                                                 ------------
                                                                      329,075
                                                                 ------------

ELECTRONICS (1.8%)
Cisco Systems, Inc.+.............................        2,800        145,075
Harris Corp......................................        1,200        102,600
                                                                 ------------
                                                                      247,675
                                                                 ------------

INFORMATION PROCESSING (0.8%)
First Data Corp..................................        3,100        106,950
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE U.S. EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
SEMICONDUCTORS (2.3%)
Applied Materials, Inc.+.........................        1,400   $     76,738
Intel Corp.......................................        1,400        214,375
National Semiconductor Corp.+....................        1,300         32,500
                                                                 ------------
                                                                      323,613
                                                                 ------------

TELECOMMUNICATIONS-EQUIPMENT (0.2%)
Lucent Technologies, Inc.........................          600         35,475
                                                                 ------------
  TOTAL TECHNOLOGY...............................                   1,610,538
                                                                 ------------
TRANSPORTATION (1.7%)
RAILROADS (0.8%)
CSX Corp.........................................        2,400        111,900
                                                                 ------------

TRUCK & FREIGHT CARRIERS (0.9%)
CNF Transportation, Inc..........................        4,000        119,000
                                                                 ------------
  TOTAL TRANSPORTATION...........................                     230,900
                                                                 ------------

UTILITIES (7.7%)
ELECTRIC (2.4%)
Duke Power Co....................................        2,800        122,850
New England Electric System......................        3,300        112,613
Northern States Power Co.........................        2,100         95,550
                                                                 ------------
                                                                      331,013
                                                                 ------------

TELEPHONE (5.3%)
Ameritech Corp...................................        2,000        122,250
GTE Corp.........................................        3,000        137,625
MCI Communications Corp..........................        6,700        255,019
US West Communications Group.....................        2,900        101,863
WorldCom, Inc.+..................................        4,700        112,506
                                                                 ------------
                                                                      729,263
                                                                 ------------
  TOTAL UTILITIES................................                   1,060,276
                                                                 ------------
  TOTAL COMMON STOCKS (COST $13,137,160).........                  13,767,925
                                                                 ------------
                                                    PRINCIPAL
              SECURITY DESCRIPTION                   AMOUNT         VALUE
-------------------------------------------------  -----------   ------------
SHORT-TERM INVESTMENTS (0.2%)
OTHER INVESTMENT COMPANIES (0.2%)
Seven Seas Money Market Fund, 5.25% due 05/01/97
  (COST $25,206).................................  $    25,206   $     25,206
                                                                 ------------
TOTAL INVESTMENTS (COST $13,162,366) (100.2%).................
                                                                   13,793,131
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%).................
                                                                      (30,134)
                                                                 ------------
NET ASSETS (100.0%)...........................................   $ 13,762,997
                                                                 ------------
                                                                 ------------

------------------------------
Note: The cost of securities for Federal Income Tax purposes at April 30, 1997, was $13,162,366; the aggregate gross unrealized appreciation and depreciation was $875,658 and $244,893, respectively, resulting in net unrealized appreciation of $630,765.

+ Non-Income Producing Security

(ADR) Securities whose value is determined or significantly influenced by trading on exchanges not located in the United States or Canada. ADR after the name of a foreign holding stands for American Depository Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank.

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE U.S. EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $13,162,366)            $13,793,131
Deferred Organization Expenses                          44,128
Receivable for Expense Reimbursements                   18,078
Dividends Receivable                                    11,430
Interest Receivable                                        525
Prepaid Trustees' Fees                                       5
                                                   -----------
    Total Assets                                    13,867,297
                                                   -----------

LIABILITIES
Organization Expenses Payable                           44,599
Custody Fee Payable                                     10,565
Advisory Fee Payable                                     4,811
Shareholder Servicing Fee Payable                        2,673
Administrative Services Fee Payable                        571
Administration Fee Payable                                  44
Fund Services Fee Payable                                    7
Accrued Expenses                                        41,030
                                                   -----------
    Total Liabilities                                  104,300
                                                   -----------
NET ASSETS                                         $13,762,997
                                                   -----------
                                                   -----------

ANALYSIS OF NET ASSETS
Paid-in Capital                                    $13,205,219
Undistributed Net Investment Income                     23,485
Accumulated Net Realized Loss on Investments           (96,472)
Net Unrealized Appreciation of Investments             630,765
                                                   -----------
    Net Assets                                     $13,762,997
                                                   -----------
                                                   -----------

JPM PIERPONT SHARES
Applicable to 1,263,980 shares outstanding
  (par value $0.001, unlimited shares authorized)  $13,762,997
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  per Share                                             $10.89
                                                         -----
                                                         -----

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE U.S. EQUITY FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE PERIOD FROM DECEMBER 18, 1996 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $347 )                                                   $ 53,210
Interest Income                                                  6,997
                                                              --------
    Investment Income                                           60,207

EXPENSES
Custodian Fees and Expenses                        $ 24,886
Registration Fees                                    18,987
Advisory Fee                                         16,337
Professional Fees and Expenses                       15,682
Printing Expenses                                    11,278
Shareholder Servicing Fee--JPM Pierpont Shares        9,076
Transfer Agent Fee                                    8,340
Amortization of Organization Expense                  3,439
Administrative Services Fee                           1,377
Fund Services Fee                                       100
Administration Fee                                       73
Trustees' Fees and Expenses                              34
Miscellaneous                                         1,245
                                                   --------
    Total Expenses                                  110,854
Less: Reimbursement of Expenses                     (79,998)
                                                   --------

NET EXPENSES                                                    30,856
                                                              --------
NET INVESTMENT INCOME                                           29,351

NET REALIZED LOSS ON INVESTMENTS                               (96,472)

NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                  630,765
                                                              --------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $563,644
                                                              --------
                                                              --------

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE U.S. EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE PERIOD
                                                         FROM
                                                     DECEMBER 18,
                                                         1996
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                    APRIL 30, 1997
                                                     (UNAUDITED)
                                                   ----------------

INCREASE IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $        29,351
Net Realized Loss on Investments                           (96,472)
Net Change in Unrealized Appreciation of
  Investments                                              630,765
                                                   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                           563,644
                                                   ----------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
  INCOME
JPM Pierpont Shares                                         (5,866)
                                                   ----------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold        13,174,579
Reinvestment of Dividends                                    5,640
                                                   ----------------
    Net Increase from Shareholder Transactions          13,180,219
                                                   ----------------
    Total Increase in Net Assets                        13,737,997

NET ASSETS
Beginning of Period                                         25,000
                                                   ----------------
End of Period (including undistributed net
  investment income of $23,485)                    $    13,762,997
                                                   ----------------
                                                   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE U.S. EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout the period is as follows:

                                                              JPM PIERPONT SHARES
                                                              FOR THE PERIOD FROM
                                                               DECEMBER 18, 1996
                                                               (COMMENCEMENT OF
                                                                OPERATIONS) TO
                                                                APRIL 30, 1997
                                                                  (UNAUDITED)
                                                              -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $       10.00
                                                              -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                  0.03
Net Realized and Unrealized Gain on Investments                        0.87
                                                              -------------------
Total from Investment Operations                                       0.90
                                                              -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                                 (0.01)
                                                              -------------------

NET ASSET VALUE, END OF PERIOD                                $       10.89
                                                              -------------------
                                                              -------------------
Total Return                                                           9.02%(b)
                                                              -------------------
                                                              -------------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)                      $      13,763
Ratios to Average Net Assets
  Expenses                                                             0.85%(a)
  Net Investment Income                                                0.81%(a)
  Decrease Reflected in Expense Ratio due to Expense
    Reimbursement                                                      2.20%(a)
Portfolio Turnover Rate                                                  16%
Average Broker Commissions                                    $      0.0300

------------------------
(a) Annualized

(b) Not annualized

The Accompanying Notes are an Integral Part of the Financial Statements.

TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Tax Aware U.S. Equity Fund (the "Fund") is a series of JPM Series Trust, a Massachusetts business trust (the "Trust"). The Trust, which was organized on August 15, 1996, is registered under the Investment Company Act of 1940, as amended, as a no-load open-end management investment company. The Fund's investment objective is to provide a high total return, while being sensitive to the impact of capital gains taxes on investors' returns. Prior to May 12, 1997, the Fund's name was Tax Aware Equity Fund. The Trustees of the Trust have divided the beneficial interests in the Fund into two classes of shares, JPM Institutional Shares and JPM Pierpont Shares. The Fund commenced operations on December 18, 1996, when the first public shareholder purchased JPM Pierpont Shares. As of April 30, 1997, no sales of JPM Institutional Shares have occurred. The Declaration of Trust permits the Trustees to issue an unlimited number of shares in the Fund.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    a)The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Fund's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost.

    b)Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

    c)Net investment income (other than shareholder servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

    d)Distributions to shareholders of net investment income and realized net capital gains, if any, are declared and paid annually.

    e)The Fund incurred organization expenses in the amount of $47,567. Morgan Guaranty Trust Company of New York ("Morgan") has agreed to pay the organization expenses of the Fund. The

TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------
      Fund has agreed to reimburse Morgan for these costs which are being deferred and will be amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Fund.

    f)The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

2. TRANSACTIONS WITH AFFILIATES

    a)The Fund has an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the Fund pays Morgan at an annual rate of 0.45% of the Fund's average daily net assets. For the period from December 18, 1996 (commencement of operations) to April 30, 1997 such fees amounted to $16,337.

    b)The Trust, on behalf of the Fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other registered investment companies subject to similar arrangements with FDI. For the period from December 18, 1996 (commencement of operations) to April 30, 1997, the fee for these services amounted to $73.

    c)The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Trust and certain other investment companies for which Morgan provides similar services in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and the other investment companies provided administrative services by Morgan. For the period from December 18, 1996 (commencement of operations) to April 30, 1997, the fee for these services amounted to $1,377.

      In addition, Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund at no more than 0.85% of the average daily net assets of the Fund

TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------
      through February 28, 1998. For the period from December 18, 1996 (commencement of operations) to April 30, 1997, Morgan has agreed to reimburse the Fund $79,998 for expenses that exceeded this limit.

    d)The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal and account maintenance services to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the JPM Pierpont Shares. For the period from December 18, 1996 (commencement of operations) to April 30, 1997, the fee for these services amounted to $9,076.

    e)The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $100 for the period from December 18, 1996 (commencement of operations) to April 30, 1997.

    f)An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds, other investment companies in which they invest and the Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee fee was $65,000. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $20.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in shares of beneficial interest of the Fund were as follows:

JPM PIERPONT SHARES

                                                                                     FOR THE PERIOD FROM
                                                                                      DECEMBER 18, 1996
                                                                                (COMMENCEMENT OF OPERATIONS)
                                                                                      TO APRIL 30, 1997
                                                                                         (UNAUDITED)
                                                                                -----------------------------
                                                                                   SHARES          AMOUNT
                                                                                -------------   -------------
Shares of beneficial interest sold............................................     1,260,929    $  13,174,579
Reinvestment of dividends & distributions.....................................           551            5,640
                                                                                -------------   -------------
Net increase..................................................................     1,261,480    $  13,180,219
                                                                                -------------   -------------
                                                                                -------------   -------------

TAX AWARE U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the period from December 18, 1996 (commencement of operations) to April 30, 1997 were as follows:

                       COST OF          PROCEEDS
                      PURCHASES        FROM SALES
                    --------------   --------------
                     $14,609,930     $    1,376,232
                    --------------   --------------
                    --------------   --------------

JPM PIERPONT PRIME MONEY MARKET FUND
JPM PIERPONT TAX EXEMPT MONEY MARKET FUND
JPM PIERPONT FEDERAL MONEY MARKET FUND
JPM PIERPONT SHORT TERM BOND FUND
JPM PIERPONT BOND FUND
JPM PIERPONT TAX EXEMPT BOND FUND
JPM PIERPONT NEW YORK TOTAL RETURN BOND FUND
JPM PIERPONT SHARES:CALIFORNIA BOND FUND
JPM PIERPONT EMERGING MARKETS DEBT FUND
JPM PIERPONT DIVERSIFIED FUND
JPM PIERPONT U.S. EQUITY FUND
JPM PIERPONT SHARES: TAX AWARE U.S. EQUITY FUND
JPM PIERPONT SHARES: TAX AWARE DISCIPLINED EQUITY FUND
JPM PIERPONT U.S. SMALL COMPANY FUND
JPM PIERPONT INTERNATIONAL EQUITY FUND
JPM PIERPONT INTERNATIONAL OPPORTUNITIES FUND
JPM PIERPONT EMERGING MARKETS EQUITY FUND
JPM PIERPONT EUROPEAN EQUITY FUND
JPM PIERPONT JAPAN EQUITY FUND
JPM PIERPONT ASIA GROWTH FUND


For more information on how The JPM Pierpont Family of Funds can help you plan for your future, call J.P. Morgan Funds Services at (800) 521-5411.

JPM PIERPONT SHARES:
TAX AWARE
U.S. EQUITY FUND


SEMI-ANNUAL REPORT
April 30, 1997